UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________________________________________________
FORM 8-K
__________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 16, 2019
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CURO GROUP HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38315	90-0934597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3527 North Ridge Road, Wichita, Kansas		67205
(Address of principal executive offices)		(Zip Code)

(316) 772-3801
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On May 16, 2019, CURO Group Holdings Corp. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”), at which the stockholders approved three proposals. The proposals voted upon at the Annual Meeting and the final results of the stockholder vote on each proposal were as follows:

(a) Election of Directors - Terms Expiring in 2022
The stockholders elected three candidates nominated by the Board of Directors to serve as directors for three-year terms expiring at the annual meeting of stockholders to be held in 2022 or until their respective successors, if any, have been elected and are qualified. The following sets forth the results of the voting with respect to each candidate:

Nominee	For	Withheld	Broker Non-Votes
Chad Faulkner	31,216,019	901,093	1,783,780
Andrew Frawley	31,432,062	685,050	1,783,780
Karen Winterhof	30,568,340	1,548,772	1,783,780

(b) Ratification of Appointment of Independent Registered Public Accounting Firm
The stockholders ratified the Audit Committee’s appointment of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2019. The following sets forth the results of the voting with respect to this proposal.

For	Against	Abstentions	Broker Non-Votes
33,651,663	248,992	237	0

(c) Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation
The stockholders approved, on an advisory basis, the proposal to conduct future advisory votes on the compensation of the Company’s named executive officers once every year. The following sets forth the results of the voting with respect to this proposal:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
30,939,514	738	1,171,697	5,163	1,783,780

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 16th day of May, 2019.

CURO Group Holdings Corp.
By: /s/ Roger Dean______
Roger Dean
Executive Vice President and Chief Financial Officer